UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Investcorp US Institutional Private Credit Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01608	88-1960243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue
39th Floor
New York, NY 10017
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 14, 2023, Investcorp US Institutional Private Credit Fund (the “Company”), through Investcorp US Institutional Private Credit SPV LLC, a wholly-owned subsidiary of the Company (“Investcorp SPV”), entered into a fourth amendment (the “Fourth Amendment”) to that certain Loan, Security and Collateral Management Agreement, dated September 9, 2022, by and among Investcorp SPV, as borrower, each of the lenders from time to time party thereto, Webster Bank, N.A., Capital One, National Association, as administrative agent, swingline lender and arranger, U.S. Bank Trust Company, National Association, as collateral custodian, U.S. Bank National Association, as document custodian, and CM Investment Partners, LLC, as collateral manager (the “Capital One Revolving Financing”). The Fourth Amendment provides for, among other things, (i) an increase in the facility size from $22.5 million to $40.0 million, (ii) a decrease in the accordion feature that allows the Company to increase the total facility size from $250.0 million to $60.0 million, (iii) the extension of the maturity date to June 14, 2028, (iv) an increase of the applicable interest spread applied to advances under the Capital One Revolving Financing, (v) the extension of the Scheduled Revolving Period End Date (as defined in Capital One Revolving Financing) to June 14, 2026 and (vi) the addition of Webster Bank, N.A. as a lender under the Capital One Revolving Financing.

The foregoing description of the Fourth Amendment as set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment, dated June 14, 2023, to Loan, Security and Collateral Management Agreement by and among Investcorp US Institutional Private Credit SPV LLC, as borrower, each of the lenders party thereto, Webster Bank, N.A., Capital One, National Association, as administrative agent, swingline lender and as arranger, U.S. Bank Trust Company, National Association, as collateral custodian, U.S. Bank National Association, as document custodian, and CM Investment Partners, LLC, as collateral manager.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2023	INVESTCORP US INSTITUTIONAL PRIVATE CREDIT FUND

	By:	/s/ Rocco DelGuercio
	Name:	Rocco DelGuercio
	Title:	Chief Financial Officer